[LOGO] M F S(SM)                                               Semiannual Report
INVESTMENT MANAGEMENT                                          November 30, 1997



MFS(R)/FOREIGN & COLONIAL EMERGING MARKETS EQUITY FUND


[Graphic Omitted]

LEARNING FINANCIAL BASICS THE EASY WAY (see page 27)

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Portfolio Managers' Overview ..............................................  2
Portfolio Managers' Profiles ..............................................  4
Fund Facts ................................................................  5
Performance Summary .......................................................  5
Portfolio Concentration ...................................................  7
Portfolio of Investments ..................................................  8
Financial Statements ...................................................... 13
Notes to Financial Statements ............................................. 20
The ABCs of Investing ..................................................... 27
The MFS Family of Funds(R) ................................................ 28
Trustees and Officers ..................................................... 29

   HIGHLIGHTS

o FOR THE SIX MONTHS ENDED NOVEMBER 30, 1997, CLASS A SHARES OF THE FUND PROVIDED A TOTAL RETURN AT NET ASSET VALUE OF -7.59%, CLASS B SHARES -7.83%, CLASS C SHARES -7.78%, AND CLASS I SHARES -7.37%. (SEE PERFORMANCE SUMMARY FOR MORE INFORMATION.)

o EMERGING MARKETS HAVE EXPERIENCED A ROLLER-COASTER RIDE IN THE PAST SIX MONTHS FOLLOWING A STRONG START IN 1997, PRIMARILY DUE TO VOLATILITY IN SOUTHEAST ASIA.

o IN SPITE OF THE TURMOIL IN SOUTHEAST ASIA, THE FUND OUTPERFORMED ITS BENCHMARK INDICES BY HAVING ABOVE-INDEX WEIGHTINGS IN MOST OF LATIN AMERICA AND EASTERN EUROPE AND BELOW-INDEX WEIGHTINGS IN SOUTHEAST ASIA AND SOUTH AFRICA.

o THE FUND'S HIGHER WEIGHTINGS IN BRAZIL, MEXICO, COLOMBIA, RUSSIA, EGYPT, AND MOROCCO HELPED PERFORMANCE, AS DID ITS LOWER WEIGHTINGS IN SOUTH KOREA, MALAYSIA, INDONESIA, THAILAND, AND THE PHILIPPINES.

  NOT FDIC INSURED              MAY LOSE VALUE             NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

[Photo of A. Keith Brodkin]

Dear Shareholders:

An unprecedented combination of generally positive factors has helped the U.S. economy enjoy a sustained period of relative stability and moderate growth in which thousands of new jobs have been created every month, inflation remains under control, and the investment climate -- at least until now -- has been favorable. For example, the increased use of technology and other productivity enhancements, as well as corporate restructuring and global competition, is improving companies' balance sheets and helping control inflation. Meanwhile, borrowing by corporations and governments continues to decline, while consumer confidence is increasing, although consumer debt levels are still uncomfortably high. The rapid pace of growth seen in the first quarter slowed to an annual rate of 3.3% in the second quarter and 3.5% in the third. We believe economic momentum will carry well into the first quarter of 1998, as the money supply is increasing at a rapid rate. Because economic growth continues to be impressive, markets are likely to continue to focus on the Federal Reserve Board's willingness to raise interest rates.

The extreme volatility seen in the U.S. equity market in October was, we believe, the consequence of overvaluations that had been evident for some months. As a result, the stock market has been vulnerable to some type of correction and has been impacted in the near term by chaotic market conditions in emerging markets and in the Pacific Rim. In the face of all this, however, the equity market continues to exhibit surprising strength, much of it the result of continued gains in corporate earnings, a trend that could be an important indicator of the market's future direction. Certainly the situation throughout Asia bears close scrutiny because it appears to be clearly deflationary and raises the prospect of trade wars developing throughout the area. We are not convinced that U.S. markets have escaped totally from October's volatility. Thus, while the near-term outlook for profits is generally favorable, we believe equity valuations have risen to a point where a cautious investment approach seems warranted, with a need for particular attention to be paid to the effect of Pacific Rim volatility on the earnings of U.S. companies.

We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin

    A. Keith Brodkin
    Chairman and President
    December 15, 1997

PORTFOLIO MANAGERS' OVERVIEW

Dear Shareholders:

For the six months ended November 30, 1997, Class A shares of the Fund provided a total return of -7.59%, Class B shares -7.83%, Class C shares -7.78%, and Class I shares -7.37%. These returns assume the reinvestment of distributions but exclude the effects of any sales charges, and they compare to a -20.84% return for the Lipper Emerging Markets Funds Index (the Lipper Index) and a -22.76% return for the Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index. The Lipper mutual fund indices are unmanaged indices of the largest qualifying mutual funds within their respective investment objectives, adjusted for the reinvestment of capital gain distributions and income dividends, while the MSCI EMF Index is a broad, unmanaged, market-capitalization-weighted index of equities in emerging markets. It is not possible to invest directly in an index.

Following a strong start in 1997, emerging markets have experienced a roller-coaster ride in the past six months, primarily due to volatility in Southeast Asia. The Fund has outperformed the MSCI EMF Index by having above-index weightings in most of Latin America and Eastern Europe and below-index weightings in Southeast Asia and South Africa. The Fund has outperformed the Lipper Index primarily due to the Fund's higher weightings in Brazil, Mexico, Colombia, Russia, Egypt, and Morocco and its lower weightings in South Korea, Malaysia, Indonesia, Thailand, and the Philippines.

The Fund remains well diversified at the country level, with major industry weightings in telecommunications, banking, electric utilities, and food and beverages. The largest country weightings are in Brazil, Mexico, India, Hong Kong, and Egypt. Within Asia, we have had virtually no investments with the exception of Hong Kong/China, which we believe continues to show long-term potential. We also remain positive on India due to its improving domestic liquidity and falling interest rates. Elsewhere in Asia, we remain cautious due to our concern that structural imbalances in the region's economies may continue to have a negative impact on their stock markets.

We remain, on the whole, positive on other emerging market countries despite recent volatility. Our largest position in Latin America remains Brazil, where interest rates have been raised recently to protect the value of the Brazilian real. The recent setback in the market has accelerated the reform process. Many companies in Brazil are now selling on low single-digit price-to-earnings multiples with what we regard as attractive medium-term outlooks.

We also remain positive on the smaller Latin American markets of Colombia and Peru. In Colombia, political worries have overshadowed what we believe to be an improving inflation environment and very attractive valuations. In Peru, economic growth is among the best in the region, while valuations remain among the lowest.

In other emerging markets, Russia, Egypt, Portugal, Greece, and South Africa deserve special mention. Russia was among the best-performing markets in the world in 1996 and, until recently, was another star performer in 1997. Investors have taken profits in the past two months and, in our view, this has made the market very attractive again given that Russian companies are severely undervalued compared to similar ones in the West.

The Egyptian economy is the strongest in the Middle East region as a result of efforts by the current administration to introduce large-scale privatization of state-run companies. Its stock market has also been very resilient to volatility elsewhere due to low levels of foreign ownership and strong macroeconomic and corporate fundamentals.

Portugal has demonstrated over the past two years that its management of its economy is among the best in Western Europe. This has been vindicated by Morgan Stanley, which recently announced that the Portugese stock market will be in its developed, rather than emerging, market index series beginning in December 1997. The Portuguese market has been resilient to the falls in security prices elsewhere, as investors have taken the view that companies in this market are undervalued compared to competitors in the rest of Europe.

Greece is another country that has decided on an accelerated reform program following the landslide victory by Prime Minister Simitis in September of 1996, which has led to falling inflation and lower interest rates. The stock market performed exceptionally well for most of 1997, but we believe it will likely do less well in the next 12 months due to measures announced recently by the central bank to protect Greek currency. We are now largely out of this market.

Having been cautious on the South African stock market for most of the past year, we are now seeing some value there following the sharp fall of the rand and the likely peaking in inflation and interest rates. A gradual rebuilding of positions has taken place over the past few months.

Looking forward, we believe the general climate for emerging market assets, notwithstanding recent volatility, remains supportive, with valuations in many markets back to 1994 levels. The situation in Southeast Asia remains difficult and we intend to stay out of those markets for the foreseeable future, with the notable exception of Hong Kong/China and India, both of which we feel offer good value at current levels. We remain committed to Latin America, given that economies in the region have fewer structural imbalances than Asia's. We believe that, on a selective basis, other emerging markets such as Russia, Poland, Hungary, Egypt, Morocco, and South Africa should also do well in the next 12 months.

Respectfully,
/s/ Arnab Kumar Banerji                 /s/ Jeffrey Chowdhry

    Arnab Kumar Banerji                     Jeffrey Chowdhry
    Portfolio Manager                       Portfolio Manager


PORTFOLIO MANAGERS' PROFILES

ARNAB KUMAR BANERJI IS CHIEF INVESTMENT OFFICER OF FOREIGN & COLONIAL MANAGEMENT LTD. DR. BANERJI EARNED DEGREES IN PHYSIOLOGY AND MEDICINE FROM OXFORD UNIVERSITY BEFORE ENTERING THE INVESTMENT MANAGEMENT BUSINESS WITH J. HENRY SCHRODER WAGG IN LONDON. HE LEFT THAT FIRM TO BECOME A RESEARCH ANALYST AND LATER DIRECTOR OF NOMURA SECURITIES. HE JOINED CITIBANK INITIALLY AS HEAD OF EQUITY RESEARCH AT CITIBANK SCRIMGEOUR VICKERS BEFORE MOVING TO CITIBANK GLOBAL ASSET MANAGEMENT TO SET UP THEIR EMERGING MARKETS OPERATION, WHICH HE HEADED UNTIL 1993, WHEN HE JOINED FOREIGN & COLONIAL.

JEFFREY CHOWDHRY IS A DIRECTOR AND GLOBAL FUNDS MANAGER OF FOREIGN & COLONIAL EMERGING MARKETS LTD. MR. CHOWDHRY JOINED FOREIGN & COLONIAL IN 1994 FROM BZW INVESTMENT MANAGEMENT IN LONDON, WHERE HE WAS A DIRECTOR IN THE EMERGING MARKETS DIVISION. PRIOR TO BZW, HE WAS A FUND MANAGER WITH ROYAL INSURANCE. MR. CHOWDHRY IS A GRADUATE OF BRUNEL UNIVERSITY AND HAS A MASTER OF BUSINESS ADMINISTRATION DEGREE FROM KINGSTON BUSINESS SCHOOL, LONDON.

FUND FACTS

OBJECTIVE:                              THE INVESTMENT OBJECTIVE OF THE FUND IS
                                        CAPITAL APPRECIATION.

COMMENCEMENT OF INVESTMENT OPERATIONS:  OCTOBER 24, 1995

CLASS INCEPTION:               CLASS A  OCTOBER 24, 1995
                               CLASS B  OCTOBER 24, 1995
                               CLASS C  JUNE 27, 1996
                               CLASS I  JANUARY 2, 1997

SIZE:                          $98.2 MILLION NET ASSETS AS OF NOVEMBER 30, 1997

PERFORMANCE SUMMARY

Because mutual funds like MFS(R)/Foreign & Colonial Emerging Markets Equity Fund are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for Class A, Class B, Class C, and Class I shares for the applicable time periods.

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN AS OF NOVEMBER 30, 1997

CLASS A INVESTMENT RESULTS
(net asset value change including reinvested distributions)

                              6 Months            1 Year        Life of Fund*
-------------------------------------------------------------------------------
CUMULATIVE TOTAL RETURN         -7.59%           +11.57%              +18.59%
-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN       --             +11.57%              + 8.44%
-------------------------------------------------------------------------------
SEC RESULTS                       --             + 6.30%              + 5.96%
-------------------------------------------------------------------------------

CLASS B INVESTMENT RESULTS
(net asset value change including reinvested distributions)

                              6 Months            1 Year        Life of Fund*
-------------------------------------------------------------------------------
CUMULATIVE TOTAL RETURN         -7.83%           +11.04%              +17.30%
-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN       --             +11.04%              + 7.88%
-------------------------------------------------------------------------------
SEC RESULTS                       --             + 7.04%              + 6.56%
-------------------------------------------------------------------------------

CLASS C INVESTMENT RESULTS
(net asset value change including reinvested distributions)

                              6 Months            1 Year        Life of Fund*
-------------------------------------------------------------------------------
CUMULATIVE TOTAL RETURN         -7.78%           +11.12%              +17.46%
-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN       --             +11.12%              + 7.95%
-------------------------------------------------------------------------------
SEC RESULTS                       --             +10.12%              + 7.95%
-------------------------------------------------------------------------------

CLASS I INVESTMENT RESULTS
(net asset value change including reinvested distributions)

                              6 Months            1 Year        Life of Fund*
-------------------------------------------------------------------------------
CUMULATIVE TOTAL RETURN         -7.37%           +12.08%              +19.14%
-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN       --             +12.08%              + 8.68%
-------------------------------------------------------------------------------
*For the period from the commencement of the Fund's investment operations, October 24, 1995, through November 30, 1997.

All results represent past performance and are not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Class A share SEC results include the maximum 4.75% sales charge. Class B share SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years as follows: 4%, 4%, 3%, 3%, 2%, 1%, 0%. Class C shares have no initial sales charge but, along with Class B shares, have higher annual fees and expenses than Class A shares. Class C share purchases are subject to a 1% CDSC if redeemed within 12 months of purchase. Class I shares have no initial sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

Class C share SEC results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of the Fund's Class B shares for periods prior to the inception of Class C shares. Operating expenses attributable to Class C shares are not significantly different from those of Class B shares. The Class B share performance included within the Class C share SEC performance has been adjusted to reflect the CDSC generally applicable to Class C shares rather than the CDSC generally applicable to Class B shares.

Class I share results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of the Fund's Class A shares for periods prior to the inception of Class I shares. Because operating expenses attributable to Class A shares are greater than those of Class I shares, Class I share performance generally would have been higher than Class A share performance. The Class A share performance included within the Class I share performance has been adjusted to reflect the fact that Class I shares have no initial sales charge.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF NOVEMBER 30, 1997

TOP 10 HOLDINGS (BEGINNING WITH THE LARGEST POSITION IN THE PORTFOLIO)

TELECOMUNICACOES BRASILEIRAS S.A.              RICHTER GEDEON
Brazilian telecommunications company           Hungarian pharmaceutical company

PORTUGAL TELECOM S.A.                          SUEZ CEMENT CO.
Portuguese telecommunications company          Egyptian construction company

TELEFONOS DE MEXICO S.A.                       COMPANIA DE TELECOM DE CHILE
Mexican telecommunications company             Chilean telephone utility

PETROLEO BRASILEIRO S.A.                       UNIFIED ENERGY SYSTEMS
Brazilian petroleum and natural gas company    Russian electric utility

LUKOIL OIL CO.                                 CPT TELEFONICA DEL PERU S.A.
Russian oil company                            Peruvian telephone utility

LARGEST SECTORS

Miscellaneous
  (Conglomerates, special products/services)                          60.3%
Utilities and Communications                                          20.4%
Financial Services                                                     8.0%
Other Sectors                                                          4.5%
Energy                                                                 4.5%
Industrial Goods and Services                                          2.3%

For a more complete breakdown, refer to the Portfolio of Investments.

PORTFOLIO OF INVESTMENTS (Unaudited) - November 30, 1997

Stocks - 98.0%
------------------------------------------------------------------------------------------------------
ISSUER                                                                    SHARES                 VALUE
------------------------------------------------------------------------------------------------------
Argentina - 4.1%
  Banco de Galicia y Buenos Aires S.A. de C.V., ADR
    (Banks and Credit Cos.)                                               23,016          $    540,876
  Banco Rio de La Plata S.A., ADR (Banks and Credit Cos.)*                10,400               130,650
  Perez Companc S.A. (Oils)                                               89,308               637,914
  Siderar S.A.I.C., ADR (Steel)##                                          8,530               283,623
  Telecom S.A., ADR (Telecommunications)                                  19,400               595,337
  Telefonica de Argentina, ADR (Utilities - Telephone)                    13,050               431,466
  Transportadora de Gas del Sur S.A., ADR (Pipelines)                     31,300               334,519
  YPF Sociedad Anonima, ADR (Oils)                                        33,200             1,114,275
                                                                                          ------------
                                                                                          $  4,068,660
------------------------------------------------------------------------------------------------------
Brazil - 13.6%
  Companhia Vale do Rio Doce, Preferred (Mining)                          24,000          $    421,926
  Telebras, ADR (Telecommunications)*                                  7,000,000               719,437
  Aracruz Celulose S.A. (Paper Products)                                 288,000               410,242
  Centrais Eletricas Brasileiras S.A. - Eletrobras, Preferred "B"
    (Utilities - Electric)*                                            1,799,000               875,820
  Centrais Eletricas Brasileiras, ADR (Utilities - Electric)              50,050             1,168,668
  Companhia Cervejaria Brahma, Preferred (Beverages)                     965,000               639,447
  Companhia Energetica de Sao Paulo, Preferred (Utilities -
    Electric)*                                                        11,500,000               751,668
  Companhia Energetica S.A., ADR (Utilities - Electric)                   17,000               833,000
  Companhia Paranaense de Energia - COPEL, Preferred "B"
    (Electrical)                                                          38,800               577,173
  Itausa Investimentos Itau S.A. (Conglomerate)                          965,000               626,397
  Petroleo Brasileiro S.A., Preferred (Oils)                          10,779,000             2,361,429
  Telecomunicacoes Brasileiras S.A., ADR (Telecommunications)             34,176             3,567,120
  Usinas Siderurgicas de Minas Gerais S.A. (Steel)                        58,100               369,280
                                                                                          ------------
                                                                                          $ 13,321,607
------------------------------------------------------------------------------------------------------
Canada - 0.4%
  Super Sol Ltd. (Supermarkets)                                          155,550          $    439,244
------------------------------------------------------------------------------------------------------
Chile - 5.2%
  Banco Santander Chile, ADR, "A" (Banks and Credit Cos.)                 55,560          $    861,180
  Chilgener S.A. (Utilities - Electric)                                   20,647               516,175
  Compania de Telecom de Chile, ADR (Utilities - Telephone)               57,867             1,566,026
  Distribucion y Servicio D & S S.A., ADR (Supermarkets)*                 23,385               407,776
  Enersis S.A., ADR (Utilities - Electric)                                39,824             1,189,742
  Laboratorio Chile S.A., ADR (Medical and Health Technology
    Services)                                                             20,739               443,296
  Santa Isabel S.A., ADR (Stores)+                                         5,172                94,712
                                                                                          ------------
                                                                                          $  5,078,907
------------------------------------------------------------------------------------------------------
China - 1.3%
  Huaneng Power International, Inc., ADR (Utilities -
    Electric)*                                                            40,850          $    898,700
  Qingling Motors Co., "H" (Automotive)                                  620,000               330,862
                                                                                          ------------
                                                                                          $  1,229,562
------------------------------------------------------------------------------------------------------
Colombia - 2.6%
  Banco Ganadero S.A., ADR, (Banks and Credit Cos.)                       17,450          $    665,281
  Banco Industrial Colombiano, ADR (Banks and Credit Cos.)                65,950               956,275
  Cementos Diamante S.A., ADR (Construction)##                            72,485               978,548
                                                                                          ------------
                                                                                          $  2,600,104
------------------------------------------------------------------------------------------------------
Egypt - 4.8%
  Ahram Beverage Co., GDR ( Beverages)*##                                 14,996          $    438,633
  Commercial International Bank, GDR (Banks and Credit Cos.)##            46,770               935,400
  Madinet Nasar City (Housing Development)                                 8,640               583,955
  North Cairo Mills (Food Products)                                       16,360               552,865
  South Cairo Flour Mills (Food Products)                                  8,990               153,224
  Suez Cement Co., GDR (Construction)##                                   84,223             1,671,826
  Torah for Cement (Construction)                                         14,830               375,217
                                                                                          ------------
                                                                                          $  4,711,120
------------------------------------------------------------------------------------------------------
Greece - 0.1%
  National Bank Of Greece (Banks and Credit Companies)*                    1,140          $    106,825
------------------------------------------------------------------------------------------------------
Hong Kong - 6.7%
  Beijing Enterprise Holdings Ltd. (Diversified Operations)               82,000          $    215,879
  Cheung Kong Holdings Ltd. (Real Estate)                                184,000             1,297,317
  China Resources Enterprises (Real Estate Investment Trusts)            138,000               297,252
  Citic Pacific Ltd. (Conglomerate)                                      128,000               510,026
  Guangdong Kelon Elec Holdings                                          140,000               155,761
  Hong Kong & China Gas Ltd. (Oil and Gas)                               140,000               251,753
  HSBC Holdings PLC (Finance)*                                            26,000               627,312
  Hysan Development Co. (Real Estate)                                    126,000               252,659
  New World Development Co. (Real Estate)                                225,000               833,948
  Swire Pacific Air Ltd., "A" (Transportation)                           231,500             1,159,027
  Wharf Holdings Ltd. (Real Estate)                                      316,000               643,872
  Zhenhai Refining and Chemical Co., Ltd. (Oils)                         817,000               322,369
                                                                                          ------------
                                                                                          $  6,567,175
------------------------------------------------------------------------------------------------------
Hungary - 4.0%
  BorsodChem Rt. (Chemicals)                                               5,525          $    153,742
  Graboplast Rt. (Apparel and Textiles)                                    6,057               300,496
  Magyar Tavkozlesi Rt. (Telecommunications)*                             44,000               891,000
  Mol Magyar Olaj Es Gazipari Rt. (Oils)##                                25,700               533,275
  Pannonplast Rt. (Chemicals)*                                             8,421               348,324
  Richter Gedeon Rt. (Pharmaceuticals)                                    18,540             1,752,214
                                                                                          ------------
                                                                                          $  3,979,051
------------------------------------------------------------------------------------------------------
India - 8.3%
  Bajaj Auto Ltd. (Automotive)*                                              450          $      7,118
  EIH Ltd. (Restaurants and Lodging)                                      60,000               630,000
  Formula System (1985) Ltd. (Computer Software - Systems)*               15,756               521,914
  Hindustan Lever Ltd. (Consumer Goods and Services)                      39,000             1,409,065
  Hindustan Petroleum Corp. Ltd. (Oil and Gas)                            64,000               788,779
  ICL Israel Chemical (Chemicals)                                        400,000               529,997
  Industrial Development Bank of India Ltd. (Banks and Credit
    Cos.)                                                                330,000               720,000
  Mahanagar Telephone Nigam Ltd. (Telecommunications)*                   177,000             1,052,805
  State Bank Of India (Banks and Credit Cos.)                            151,000               862,857
  Tata Engineering and Locomotive Co. Ltd. (Automotive)                      270                 2,202
  Tata Steel Co. (Steel)                                                 168,000               567,273
  Videsh Sanchar Nigam Ltd., GDR (Telecommunications)##                   82,620             1,074,060
                                                                                          ------------
                                                                                          $  8,166,070
------------------------------------------------------------------------------------------------------
Israel - 1.8%
  ECI Telecom Ltd. (Telecommunications)                                   10,447          $    284,028
  Makhteshim Chemical Works Ltd. (Chemicals)                              81,442               575,266
  Tadiran Telecommunications Ltd. (Telecommunications)                    22,250               458,906
  Teva Pharmaceutical Industries Ltd., ADR (Pharmaceuticals)               9,250               457,875
                                                                                          ------------
                                                                                          $  1,776,075
------------------------------------------------------------------------------------------------------
Mauritius - 2.6%
  Mauritius Commercial Bank (Banks and Credit Cos.)                      157,000          $    692,227
  New Mauritius Hotels Ltd. (Restraurants and Lodging)                   208,000               403,709
  Rogers & Co. Ltd. (Conglomerate)                                       115,000               575,000
  State Bank of Mauritius Ltd. (Financial Instituition)                1,460,000               836,182
                                                                                          ------------
                                                                                          $  2,507,118
------------------------------------------------------------------------------------------------------
Mexico - 12.0%
  Apasco S.A. (Building Materials)                                        67,000          $    396,689
  Cemex S.A. (Construction)*                                             248,000             1,073,659
  Cifra S.A. de C.V., "A" (Retail)                                       264,700               516,488
  Cifra S.A. de C.V., "B" (Retail)                                        44,772                96,096
  Corporacion GEO S.A. de C.V. (Housing)*##                               19,700               470,594
  Desc S.A. de C.V., "B" (Conglomerate)                                   76,000               720,146
  Fomento Economico Mexicano S.A., "B" (Beverages)                        59,376               490,214
  Gruma S.A. (Food Products)                                             112,494               458,893
  Grupo Carso, "A1" (Conglomerate)                                       201,201             1,329,889
  Grupo Financiero Banamex, "B" (Finance)*                               221,000               485,122
  Grupo Modelo S.A. de C.V. (Brewery)                                     58,800               491,195
  Grupo Television S.A. de C.V., GDR (Entertainment)*                     27,500             1,017,500
  Hylsamex S.A. de C.V., "B" (Steel)                                     106,000               685,122
  Organiz Soriana, "B" (Real Estate)                                     172,000               637,659
  Sanluis Corporacion S.A. de C.V. (Diversified Operations)               60,600               458,195
  Telefonos de Mexico S.A. (Utilities - Telephone)                       974,000             2,446,878
                                                                                          ------------
                                                                                          $ 11,774,339
------------------------------------------------------------------------------------------------------
Morocco - 2.6%
  Banque Marocaine du Commerce (Banks and Credit Cos.)                    12,500          $    759,870
  Brasserica du Maroc (Consumer Goods and Services)                        2,100               451,849
  Credit Eqdom (Financial Institutions)                                    2,182               259,816
  Omnium Nord Africain, S.A. (Conglomerate)                                6,600               585,962
  Societe Nationale d'Investissement (Conglomerate)                        5,600               491,331
                                                                                          ------------
                                                                                          $  2,548,828
------------------------------------------------------------------------------------------------------
Pakistan - 1.4%
  Hub Power Co. Ltd., GDR (Utilities - Electric)*                         40,200          $  1,236,150
  Pakistan Telecommunications Corp., GDR (Utilities -
    Telephone)                                                             1,310                98,250
                                                                                          ------------
                                                                                          $  1,334,400
------------------------------------------------------------------------------------------------------
Peru - 3.0%
  Alicorp S.A. (Consumer Goods and Services)*                            321,000          $    245,471
  Compania de Minas Buenaventura S.A. (Mining)                            77,140               476,453
  CPT Telefonica del Peru S.A., "B" (Utilities - Telephone)              685,370             1,426,174
  Credicorp Ltd. Holdings Co. (Banks and Credit Cos.)                     43,484               793,583
                                                                                          ------------
                                                                                          $  2,941,681
------------------------------------------------------------------------------------------------------
Poland - 4.2%
  Agros Holdings S.A. (Consumer Goods and Services)                       22,278          $    397,034
  Bank Handlowy Warszawie (Banks and Credit Cos.)*+                       12,780               150,034
  Bank Handlowy  Warszawie, GDR (Banks and Credit Cos.)*##                55,350               608,850
  Bank Slaski S.A. w Katowicach (Banks and Credit Cos.)                    5,670               288,713
  Bydgoska Fabryka Kabli S.A. (Electrical Equipment)                      46,375               373,886
  Elektrim Spolka Akcyjna S.A. (Electrical Equipment)                     77,120               741,748
  Exbud S.A. (Construction)*                                              74,700               633,946
  KGHM Polska Miedz S.A., GDR (Metals and Minerals)*##                    72,470               579,760
  Zaklady Piwowarske w Zywcu (Beverages)                                   5,051               348,640
                                                                                          ------------
                                                                                          $  4,122,611
------------------------------------------------------------------------------------------------------
Portugal - 6.0%
  Banco Espirito Santo e Comercial de Lisboa S.A.
    (Banks and Credit Cos.)                                               45,289          $  1,274,468
  Cimentos de Portugal S.A. (Building Materials)                          31,526               798,782
  Mota e Companhia S.A. (Construction)                                    16,100               254,643
  Portugal Telecom S.A. (Utilities - Telephone)                           75,542             3,480,812
  Sonae Investimentos-Sociedade Gestora de Participacoes
    Sociais, S.A. (Finance)                                                3,000               112,169
                                                                                          ------------
                                                                                          $  5,920,874
------------------------------------------------------------------------------------------------------
Russia - 4.0%
  Lukoil Oil Co., ADR (Oils)                                              24,585          $  1,969,873
  Rostelecom (Telecommunications)*##                                          20               525,000
  Unified Energy Systems, GDR (Utilities - Electric)*                     63,650             1,440,400
                                                                                          ------------
                                                                                          $  3,935,273
------------------------------------------------------------------------------------------------------
South Africa - 5.4%
  Dimension Data Holdings Ltd. (Financial Institutions)                  117,790          $    508,969
  JD Group Ltd. (Stores)                                                  30,900               212,358
  Liberty Life Association of Africa Ltd. (Insurance)                     44,200             1,118,642
  Nedcor Ltd. (Banks and Credit Cos.)*                                    52,764             1,194,247
  Real Africa Holdings Ltd. (Conglomerate)                               124,000               255,144
  Sasol Ltd. (Oils)                                                       55,900               563,026
  South African Breweries Ltd. (Brewery)                                  58,100             1,422,613
                                                                                          ------------
                                                                                          $  5,274,999
------------------------------------------------------------------------------------------------------
Turkey - 3.1%
  Yapi ve Kredi Bankasi (Banks and Credit Cos.)                       25,816,300          $    805,398
  Ardem Pisirici ve Isitici Cihazlar Sanayii A.S.
    (Conglomerate)                                                     2,513,200               276,345
  Cimsa Cimento Sanayi Ve Ticaret A.S. (Construction Services)         2,100,000               370,531
  Haci Omer Sabanci Holdings A.S., ADR (Conglomerate)*##                  71,300               980,375
  Trakya Cam Sanayii (Housewares)                                      8,180,200               564,787
                                                                                          ------------
                                                                                          $  2,997,436
------------------------------------------------------------------------------------------------------
Venezuela - 0.8%
  Compania Anonima Nacional Telefonos de Venezuela, ADR
    (Telecommunications)                                                  20,600          $    813,700
------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $96,600,684)                                               $ 96,215,659
------------------------------------------------------------------------------------------------------

Bond
------------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
                                                                   (000 OMITTED)
------------------------------------------------------------------------------------------------------
  Campanhia Vale do Rio Doce (Mining)(S)(S)
    (Identified Cost, $0)                                                    $24          $          0
------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $96,600,684)                                          $ 96,215,659
Other Assets, Less Liabilities - 2.0%                                                        1,997,807
------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                       $ 98,213,466
------------------------------------------------------------------------------------------------------
     * Non-income producing security.
    ## SEC Rule 144A restriction.
     + Restricted security.
(S)(S) When-issued security. At November 30, 1997, the Fund had sufficient cash and/or securities at least equal to the value of the when-issued security.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
------------------------------------------------------------------------------
NOVEMBER 30, 1997
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $96,600,684)             $ 96,215,659
  Cash                                                                  742,451
  Foreign currency, at value (identified cost, $834,652)                830,366
  Receivable for Fund shares sold                                       180,798
  Receivable for investments sold                                       603,025
  Interest and dividends receivable                                     112,663
  Receivable from investment adviser                                    172,134
  Deferred organization expenses                                         15,079
  Other assets                                                              413
                                                                   ------------
      Total assets                                                 $ 98,872,588
                                                                   ------------

Liabilities:
  Payable for Fund shares reacquired                               $    155,430
  Payable for investments purchased                                     346,970
  Payable to affiliates -
    Management fee                                                       14,044
    Administrative fee                                                      168
    Shareholder servicing agent fee                                       1,394
    Distribution and service fee                                         59,412
  Accrued expenses and other liabilities                                 81,704
                                                                   ------------
      Total liabilities                                            $    659,122
                                                                   ------------
Net assets                                                         $ 98,213,466
                                                                   ============

Net assets consist of:
  Paid-in capital                                                  $ 96,875,009
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                       (390,453)
  Accumulated net realized gain on investments and foreign
    currency transactions                                             2,645,280
  Accumulated net investment loss                                      (916,370)
                                                                   ------------
      Total                                                        $ 98,213,466
                                                                   ============
Shares of beneficial interest outstanding                            5,624,542
                                                                     =========

Class A shares:
  Net asset value and redemption price per share
    (net assets of $41,598,206 / 2,373,043 shares of
    beneficial interest outstanding)                                  $17.53
                                                                      ======
  Offering price per share (100 / 95.25 of net asset value
     per share)                                                       $18.40
                                                                      ======

Class B shares:
  Net asset value and offering price per share
    (net assets of $51,895,431 / 2,979,325 shares of
       beneficial interest outstanding)                               $17.42
                                                                      ======

Class C shares:
  Net asset value and offering price per share
    (net assets of $4,317,965 / 249,358 shares of beneficial
       interest outstanding)                                          $17.32
                                                                      ======

Class I shares:
  Net asset value and offering and redemption price per share
    (net assets of $401,864 / 22,816 shares of beneficial
       interest outstanding)                                          $17.61
                                                                      ======

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations (Unaudited)
--------------------------------------------------------------------------
SIX MONTHS ENDED NOVEMBER 30, 1997
--------------------------------------------------------------------------

Net investment income:
  Income -
    Interest                                                  $    124,527
    Dividends                                                      849,244
    Foreign taxes withheld                                         (35,797)
                                                              ------------
      Total investment income                                 $    937,974
                                                              ------------
  Expenses -
    Management fee                                            $    676,740
    Trustees' compensation                                           3,803
    Shareholder servicing agent fee                                 70,380
    Distribution and service fee (Class A)                         112,047
    Distribution and service fee (Class B)                         292,405
    Distribution and service fee (Class C)                          18,851
    Administrative fee                                               8,121
    Custodian fee                                                   48,509
    Postage                                                         21,846
    Auditing fees                                                   11,230
    Printing                                                         9,822
    Legal fees                                                         775
    Amortization of organization expenses                            5,197
    Miscellaneous                                                   85,733
                                                              ------------
      Total expenses                                          $  1,365,459
    Fees paid indirectly                                           (17,000)
    Refund of expenses to investment adviser                        38,072
                                                              ------------
      Net expenses                                            $  1,386,531
                                                              ------------
        Net investment loss                                   $   (448,557)
                                                              ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                   $  4,710,194
    Foreign currency transactions                                  (48,811)
                                                              ------------
      Net realized gain on investments and foreign
        currency transactions                                 $  4,661,383
                                                              ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                               $(13,797,863)
    Translation of assets and liabilities in foreign
      currencies                                                      (896)
                                                              ------------
      Net unrealized loss on investments and foreign
        currency translation                                  $(13,798,759)
                                                              ------------
        Net realized and unrealized loss on investments
           and foreign currency                               $ (9,137,376)
                                                              ------------
          Decrease in net assets from operations              $ (9,585,933)
                                                              ============

See notes to financial statements

Statement of Changes in Net Assets

----------------------------------------------------------------------------------------------------------
                                                                          SIX MONTHS ENDED
                                                                         NOVEMBER 30, 1997      YEAR ENDED
                                                                               (UNAUDITED)    MAY 31, 1997
----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                                         $   (448,557)   $   (357,250)
  Net realized gain (loss) on investments and foreign
    currency transactions                                                        4,661,383      (2,066,732)
  Net unrealized gain (loss) on investments and foreign
    currency translations                                                      (13,798,759)     11,952,224
                                                                              ------------    ------------
    Increase (decrease) in net assets from operations                         $ (9,585,933)   $  9,528,242
                                                                              ------------    ------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign currency
    transactions (Class A)                                                    $       --      $   (309,984)
  From net realized gain on investments and foreign currency
    transactions (Class B)                                                            --          (238,475)
  From net realized gain on investments and foreign currency transactions (Class C)
                                                                                                   (11,143)
                                                                              ------------    ------------
    Total distributions declared to shareholders                              $       --      $   (559,602)
                                                                              ------------    ------------
Fund share (principal) transactions -
  Net increase in net assets from Fund share transactions                     $ 16,281,760    $ 42,667,335
                                                                              ------------    ------------
      Total increase in net assets                                            $  6,695,827    $ 51,635,975
Net assets:
  At beginning of period                                                        91,517,639      39,881,664
                                                                              ------------    ------------

At end of period (including accumulated undistributed net
  investment loss of $916,370 and $467,813, respectively)                     $ 98,213,466    $ 91,517,639
                                                                              ============    ============

See notes to financial statements

Financial Highlights

------------------------------------------------------------------------------------------------------------------------
                                                    SIX MONTHS ENDED
                                                   NOVEMBER 30, 1997                YEAR ENDED              PERIOD ENDED
                                                         (UNAUDITED)              MAY 31, 1997             MAY 31, 1996*
------------------------------------------------------------------------------------------------------------------------
                                                             CLASS A
------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                  $      18.96               $      16.52             $      15.00
                                                       ------------               ------------             ------------
Income from investment operations# -
  Net investment income (loss)(S)                      $      (0.05)              $      (0.07)            $       0.04
  Net realized and unrealized gain (loss) on
   investments and foreign currency transactions              (1.38)                      2.74                     1.50
                                                       ------------               ------------             ------------
      Total from investment operations                 $      (1.43)              $       2.67             $       1.54
                                                       ------------               ------------             ------------
Less distributions declared to shareholders -
 From net investment income
                                                       $       --                 $       --               $      (0.02)
 From net realized gain on investments and foreign
  currency transactions                                        --                        (0.23)                    --
                                                       ------------               ------------             ------------
      Total distributions declared to shareholders
                                                       $       --                 $      (0.23)            $      (0.02)
                                                       ------------               ------------             ------------
Net asset value - end of period                        $      17.53               $      18.96             $      16.52
                                                       ============               ============             ============
Total return(+)                                             (7.59)%++                   16.43%                   10.24%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                  2.29%+                     2.51%                    2.48%+
  Net investment income (loss)                              (0.54)%+                   (0.42)%                    0.35%+
Portfolio turnover                                              31%                        47%                      22%
Average commission rate                                $     0.0020               $     0.0019             $     0.0136
Net assets, end of period (000 omitted)                $     41,598               $     37,540             $     19,861

  * For the period from the commencement of the Fund's investment operations, October 24, 1995, through May 31, 1996.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund's expenses are calculated without reduction for fees paid indirectly.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(S) The Adviser voluntarily agreed to bear, subject to reimbursement by the Fund, expenses of Class A shares such that expenses, exclusive of management, distribution, service fees, and certain other expenses do not exceed 0.75% of average daily net assets on an annualized basis. For the period ended May 31, 1996, the Adviser voluntarily agreed to maintain total expenses of the Fund at not more than 2.50% of average daily net assets for Class A shares. In the event that actual expenses were over/under these limitations, the net investment income (loss) per share and the ratios would have been:

  Net investment income (loss)                         $      (0.05)              $      (0.06)            $       0.02
  Ratios (to average net assets)
    Expenses##                                                2.22%                      2.45%                    2.73%+
    Net investment income (loss)                            (0.47)%                    (0.37)%                    0.10%+

See notes to financial statements

---------------------------------------------------------------------------------------------------------------------------------
                                                    SIX MONTHS ENDED
                                                   NOVEMBER 30, 1997                YEAR ENDED              PERIOD ENDED
                                                         (UNAUDITED)              MAY 31, 1997             MAY 31, 1996*
------------------------------------------------------------------------------------------------------------------------
                                                             CLASS B
------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                        $ 18.89                   $ 16.47                   $ 15.00
                                                             -------                   -------                   -------
Income from investment operations# -
  Net investment income (loss)(S)                            $ (0.10)                  $ (0.15)                  $ (0.02)
  Net realized and unrealized gain (loss) on
   investments and foreign currency transactions               (1.37)                     2.73                      1.50
                                                             -------                   -------                   -------
      Total from investment operations                       $ (1.47)                  $  2.58                   $  1.48
                                                             -------                   -------                   -------
Less distributions declared to shareholders -
 From net realized gain on investments and foreign
  currency transactions                                      $  --                     $ (0.16)                  $  --
 In excess of net investment income                             --                        --                       (0.01)
                                                             -------                   -------                   -------
      Total distributions declared to shareholders
                                                             $  --                     $ (0.16)                  $ (0.01)
                                                             -------                   -------                   -------
Net asset value - end of period                              $ 17.42                   $ 18.89                   $ 16.47
                                                             =======                   =======                   =======
Total return                                                 (7.83)%++                  15.87%                     9.85%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                   2.79%+                    3.04%                     3.06%+
  Net investment loss                                        (1.04)%+                  (0.87)%                   (0.19)%+
Portfolio turnover                                               31%                       47%                       22%
Average commission rate                                      $0.0020                   $0.0019                   $0.0136
Net assets at end of period (000 omitted)                    $51,895                   $51,020                   $20,021

 *  For the period from the commencement of the Fund's investment operations, October 24, 1995, through May 31, 1996.
 +  Annualized.
++  Not annualized.
 #  Per share data are based on average shares outstanding.
##  The Fund's expenses are calculated without reduction for fees paid indirectly.
(S) The Adviser voluntarily agreed to bear, subject to reimbursement by the Fund, expenses of Class B shares such that expenses, exclusive of management, distribution, service fees, and certain other expenses, of Class B shares do not exceed 0.75% of the Fund's average daily net assets on an annualized basis. For the period ended May 31, 1996, the Adviser voluntarily agreed to maintain total expenses of the Fund at not more than 3.07% of average daily net assets for Class B shares. In the event that actual expenses were over/ under these limitations, the net investment loss per share and the ratios would have been:

  Net investment loss                                        $ (0.10)                  $ (0.14)                  $ (0.08)
  Ratios (to average net assets)
    Expenses##                                                 2.72%+                    2.98%                     3.30%+
    Net investment loss                                      (0.97)%+                  (0.82)%                   (0.44)%+

See notes to financial statements

----------------------------------------------------------------------------------------------------------------
                                                               SIX MONTHS ENDED
                                                              NOVEMBER 30, 1997                     PERIOD ENDED
                                                                    (UNAUDITED)                   MAY 31, 1997**
----------------------------------------------------------------------------------------------------------------
                                                                        CLASS C
----------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                    $18.76                    $16.77
                                                                         ------                    ------
Income from investment operations# -
  Net investment loss(S)                                                 $(0.11)                   $(0.08)
  Net realized and unrealized gain (loss) on investments and
   foreign currency transactions                                          (1.33)                     2.36
                                                                         ------                    ------
      Total from investment operations                                   $(1.44)                   $ 2.28
                                                                         ------                    ------
Less distributions declared to shareholders -
 From net realized gain on investments and foreign currency
   transactions                                                          $ --                      $(0.29)
                                                                         ------                    ------
Net asset value - end of period                                          $17.32                    $18.76
                                                                         ======                    ======
Total return                                                            (7.78)%++                  13.89%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                              2.78%+                    3.00%+
  Net investment loss                                                   (1.05)%+                  (0.48)%+
Portfolio turnover                                                          31%                       47%
Average commission rate                                                 $0.0020                   $0.0019
Net assets, end of period (000 omitted)                                  $4,318                    $2,659

**  For the period from the inception of Class C shares, June 27, 1996, through May 31, 1997.
 +  Annualized.
++  Not annualized.
 #  Per share data are based on average shares outstanding.
##  The Fund's expenses are calculated without reduction for fees paid indirectly.
(S) The Adviser voluntarily agreed to bear, subject to reimbursement by the Fund, expenses of Class C shares such that expenses, exclusive of management, distribution, service fees, and certain other expenses, of Class C shares do not exceed 0.75% of the Fund's average daily net assets on an annualized basis. For the period ended May 31, 1996, the Adviser voluntarily agreed to maintain total expenses of the Fund at not more than 3.00% of average daily net assets for Class C shares. In the event that actual expenses were over/ under these limitations, the net investment loss per share and the ratios would have been:

  Net investment loss                                                    $(0.09)                   $(0.07)
  Ratios (to average net assets)
    Expenses##                                                            2.71%+                    2.97%+
    Net investment loss                                                 (0.98)%+                  (0.39)%+

See notes to financial statements

----------------------------------------------------------------------------------------------------------------
                                                               SIX MONTHS ENDED
                                                              NOVEMBER 30, 1997                     PERIOD ENDED
                                                                    (UNAUDITED)                  MAY 31, 1997***
----------------------------------------------------------------------------------------------------------------
                                                                        CLASS I
----------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                    $19.00                    $16.47
                                                                         ------                    ------

Income from investment operations# -
  Net investment income (loss)(S)                                        $(0.01)                   $ 0.10
  Net realized and unrealized gain (loss) on investments and
   foreign currency transactions                                          (1.38)                     2.43
                                                                         ------                    ------
      Total from investment operations                                   $(1.39)                   $ 2.53
                                                                         ------                    ------

Less distributions declared to shareholders -
 From net investment income                                              $  --                     $  --
 From net realized gain on investments and foreign currency
  transactions                                                              --                        --
                                                                         ------                    ------
      Total distributions declared to shareholders                       $  --                     $  --
                                                                         ------                    ------
Net asset value - end of period                                          $17.61                    $19.00
                                                                         ======                    ======
Total return                                                            (7.37)%++                  15.36%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                              1.79%+                    2.01%+
  Net investment income (loss)                                          (0.06)%                     1.14%+
Portfolio turnover                                                          31%                       47%
Average commission rate                                                 $0.0020                   $0.0019
Net assets at end of period (000 omitted)                                  $402                      $299

*** For the period from the inception of Class I shares, January 2, 1997, through May 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund's expenses are calculated without reduction for fees paid indirectly.
 (S)The Adviser voluntarily agreed to bear, subject to reimbursement by the Fund, expenses of Class I shares such that expenses, exclusive of management, distribution, service fees, and certain other expenses, of Class I shares do not exceed 0.75% of the Fund's average daily net assets on an annualized basis. In the event that actual expenses were over/ under these limitations, the net investment income per share and the ratios would have been:

   Net investment income                                                 $ 0.00                    $ 0.10
   Ratios (to average net assets)
     Expenses##                                                           1.72%+                    1.99%+
     Net investment income                                                0.01%+                    1.14%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS/Foreign & Colonial Emerging Markets Equity Fund (the Fund) is a diversified series of MFS Series Trust X (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Fund operations.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign-currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex- dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's average daily net assets. The fee is reduced according to an arrangement which measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares. The classes of shares differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at the following annual rate of 1.25% of average daily net assets.

The Fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the Fund's operating expenses, exclusive of management, distribution and service fees. The Fund in turn will pay MFS an expense reimbursement fee not greater than 0.75% of average net assets. To the extent that the expense reimbursement fee exceeds the Fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At November 30, 1997, the Fund has paid MFS all of the unreimbursed expenses owed.

Administrator - Effective March 1, 1997, the Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets, provided that the administrative fee is not assessed on Fund assets that exceed $3 billion:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $ 2,406 for the six months ended November 30, 1997.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $32,558 for the six months ended November 30, 1997, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.50% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer which amounted to $12,619 for the six months ended November 30, 1997. Fees incurred under the distribution plan during the six months ended November 30, 1997, were 0.50% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $1,159 and $125 for Class B and Class C shares, respectively, for the six months ended November 30, 1997. Fees incurred under the distribution plans during the six months ended November 30, 1997, were 1.00% and 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis, respectively.

Purchases over $1 million of Class A shares and certain purchases by retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class C shares in the event of a shareholder redemption within twelve months of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended November 30, 1997, were $20, $49,322, and $1,434 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.13%. Prior to January 1, 1997, the fee was calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15%, up to 0.22%, and up to 0.15% attributable to Class A, Class B, and Class C shares, respectively.

(4) Portfolio Securities Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $49,233,513 and $30,882,550, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $96,600,684
                                                                  -----------
Gross unrealized appreciation                                     $11,712,841
Gross unrealized depreciation                                     (12,097,866)
                                                                  -----------
    Net unrealized appreciation (depreciation)                    $  (385,025)
                                                                  ===========

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares
                                  SIX MONTHS ENDED NOVEMBER 30, 1997             YEAR ENDED MAY 31, 1997
                                   ---------------------------------    --------------------------------
                                           SHARES             AMOUNT           SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                             1,796,236      $  35,767,029        2,277,472      $  39,713,990
Shares issued to shareholders in
  reinvestment of distributions              --            --                  17,927            287,543
Shares transferred to Class I                --            --                  (1,982)           (32,637)
Shares reacquired                      (1,403,066)       (27,955,813)      (1,516,023)       (26,385,091)
                                       ----------      -------------       ----------      -------------
    Net increase                          393,170      $   7,811,216          777,394      $  13,583,805
                                       ==========      =============       ==========      =============

Class B Shares
                                  SIX MONTHS ENDED NOVEMBER 30, 1997             YEAR ENDED MAY 31, 1997
                                   ---------------------------------    --------------------------------
                                           SHARES             AMOUNT           SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                             1,643,975      $  32,846,948        2,844,356      $  50,086,036
Shares issued to shareholders in                           --
  reinvestment of distributions
                                            --                                 12,630            202,215
Shares reacquired                      (1,365,952)       (26,728,176)      (1,371,122)       (23,955,353)
                                       ----------      -------------       ----------      -------------
    Net increase                          278,023      $   6,118,772        1,485,864      $  26,332,898
                                       ==========      =============       ==========      =============

Class C Shares
                                  SIX MONTHS ENDED NOVEMBER 30, 1997             YEAR ENDED MAY 31, 1997
                                   ---------------------------------    --------------------------------
                                           SHARES             AMOUNT           SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                               172,815      $   3,444,100          160,074      $   2,796,205
Shares issued to shareholders in                           --
  reinvestment of distributions
                                            --                                    676             10,754
Shares reacquired                         (65,182)        (1,235,597)         (19,025)          (339,707)
                                       ----------      -------------       ----------      -------------
    Net increase                          107,633      $   2,208,503          141,725      $   2,467,252
                                       ==========      =============       ==========      =============

Class I Shares

                                  SIX MONTHS ENDED NOVEMBER 30, 1997          PERIOD ENDED MAY 31, 1997*
                                   ---------------------------------    --------------------------------
                                           SHARES             AMOUNT           SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                                 8,944      $     180,652           14,138      $     257,507
Shares transferred from Class A                            --

                                            --                                  1,982             32,637
Shares reacquired                          (1,882)           (37,383)            (366)            (6,764)
                                       ----------      -------------       ----------      -------------
    Net increase                            7,062      $     143,269           15,754      $     283,380
                                       ==========      =============       ==========      =============

* For the period from the inception of Class I shares, January 2, 1997, through  May 31, 1997.

(6) Line of Credit
The Fund and other affiliated funds participate in a $400 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the six months ended November 30, 1997, was $115.

(7) Restricted Securities
The Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At November 30, 1997, the Fund owned the following restricted securities (constituting 0.30% of net assets) which may not be publicly sold without registration under the Securities Act of 1933. The Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations supplied by a pricing service or brokers or, if not available, in good faith by or at the direction of the Trustees.

                                                DATE OF        SHARE/PAR
DESCRIPTION                                 ACQUISITION           AMOUNT             COST            VALUE
------------------------------------------------------------------------------------------------------------
Bank Handlowy W Warszawie                       7/03/97           12,780         $159,426         $150,034
Santa Isabel S.A.                              10/02/97            5,172         $110,053           94,712
                                                                                                  --------
                                                                                                  $244,746

                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) International Growth and Income Fund

TRUSTEES
A. Keith Brodkin* - Chairman and        CUSTODIAN
President; Chairman and Director,       State Street Bank and Trust Company
Massachusetts Financial Services
Company                                 INVESTOR INFORMATION
                                        For MFS stock and bond market outlooks,
Richard B. Bailey* - Private            call toll free: 1-800-637-4458 anytime
Investor; Former Chairman and           from a touch-tone telephone.
Director (until 1991), Massachusetts
Financial Services Company              For information on MFS mutual funds,
                                        call your financial adviser or, for an
Peter G. Harwood - Private Investor     information kit, call toll free:
                                        1-800-637-2929 any business day from 9
J. Atwood Ives - Chairman and Chief     a.m. to 5 p.m. Eastern time (or leave a
Executive Officer, Eastern              message anytime).
Enterprises
                                        INVESTOR SERVICE
Lawrence T. Perera - Partner,           MFS Service Center, Inc.
Hemenway & Barnes                       P.O. Box 2281
                                        Boston, MA 02107-9906
William J. Poorvu - Adjunct
Professor, Harvard University           For general information, call toll free:
Graduate School of Business             1-800-225-2606 any business day from 8
Administration                          a.m. to 8 p.m. Eastern time.

Charles W. Schmidt - Private Investor   For service to speech- or
                                        hearing-impaired, call toll free:
Arnold D. Scott* - Senior Executive     1-800-637-6576 any business day from 9
Vice President, Director and            a.m. to 5 p.m. Eastern time. (To use
Secretary, Massachusetts Financial      this service, your phone must be
Services Company                        equipped with a Telecommunications
                                        Device for the Deaf.)
Jeffrey L. Shames* - President and
Director, Massachusetts Financial       For share prices, account balances, and
Services Company                        exchanges, call toll free:
                                        1-800-MFS-TALK (1-800-637-8255) anytime
Elaine R. Smith - Independent           from a touch-tone telephone.
Consultant
                                        WORLD WIDE WEB
David B. Stone - Chairman, North        www.mfs.com
American Management Corp.
(investment advisers)                   [Dalbar Logo]       For the fourth year
                                                            in a row, MFS earned
INVESTMENT ADVISER                      a #1 ranking in the DALBAR, Inc.
Massachusetts Financial Services        Broker/Dealer Survey, Main Office
  Company                               Operations Service Quality Category. The
500 Boylston Street                     firm achieved a 3.42 overall score on a
Boston, MA 02116-3741                   scale of 1 to 4 in the 1997 survey. A
                                        total of 111 firms responded, offering
DISTRIBUTOR                             input on the quality of service they
MFS Fund Distributors, Inc.             received from 29 mutual fund companies
500 Boylston Street                     nationwide. The survey contained
Boston, MA 02116-3741                   questions about service quality in 11
                                        categories, including "knowledge of
PORTFOLIO MANAGERS                      operations contact," "keeping you
Arnab Kumar Banerji*                    informed," and "ease of doing business"
Jeffrey Chowdhry*                       with the firm.

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*
*Affiliated with the Investment Adviser

                                                                ----------------
                                                                   Bulk Rate
MFS(R)/FOREIGN & COLONIAL EMERGING                               U.S. Postage
MARKETS EQUITY FUND                                                   Paid
                                                                      MFS
                                                                ----------------

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